IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

ORDER FINALLY APPROVING SECOND AMENDED DISCLOSURE STATEMENT AND CONFIRMING SECOND AMENDED CHAPTER 11 PLAN

(Relates to Dkt. Nos. 323, 326, 336, 337, 344, 345, 346, 372)

BPZ Resources, Inc., as debtor and debtor in possession (the "Debtor") having filed the *Second Amended Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. 345] (as modified through October 1, 2015, the "Plan")[1] in accordance with section 1121 of title 11 of the United States Code (the "Bankruptcy Code"), and the *Second Amended Disclosure Statement for the Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. 346] (as modified through October 1, 2015, the "Disclosure Statement"); and the Court by its own order entered October 1, 2015 [Dkt. No. 344] (the "Disclosure Statement Order") having: (i) conditionally approved the Disclosure Statement for dissemination and voting; (ii) approved procedures for the solicitation and tabulation of votes to accept or reject the Plan; (iii) approved deadlines for voting on, and objecting to, the Plan; and (iv) setting November 12, 2015 as the date for commencement of the hearing, pursuant to section 1129 of the Bankruptcy Code, to consider Confirmation of the Plan (the "Confirmation Hearing") and to consider final approval of the Disclosure Statement; and having considered: (i) the sworn testimony of the witnesses of the Debtor proffered and/or called at the Confirmation Hearing; (ii) the exhibits of the Debtor admitted

[1] All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

into evidence at the Confirmation Hearing; (iii) the evidence in respect of the transmittal and service of the solicitation packages; (iv) the evidence regarding tabulation of votes on the Plan; (v) the arguments of counsel and other parties-in-interest presented at the Confirmation Hearing; and (vi) the pleadings and other documentation filed by the Debtor in support of the Plan; having taken judicial notice of and considered the docket in this Chapter 11 Case, and being familiar with the Plan and other relevant factors affecting this Chapter 11 Case pending under the Bankruptcy Code; having found that due and proper notice has been given with respect to the Confirmation Hearing and the deadlines and procedures for filing objections to the Plan; upon the record of the Confirmation Hearing (which is incorporated herein by reference), and after due deliberation thereon, and sufficient cause appearing therefor, it is hereby

FOUND AND DETERMINED THAT:

A. The findings and conclusion set forth herein constitute the Bankruptcy Court's findings of fact and conclusions of law pursuant to Rule 7052 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

Jurisdiction and Venue

B. The Court has jurisdiction to consider the Disclosure Statement and the Plan and the relief requested therein under 28 U.S.C. §§ 157 and 1334, and the General Order of Reference from the United States District Court for the Southern District of Texas, dated as of May 24, 2012. Approval of the Disclosure Statement and confirmation of the Plan are core proceedings under to 28 U.S.C. § 157(b)(2). Venue is proper in the Court under 28 U.S.C. §§ 1408 and 1409.

C. The Debtor is eligible to be a debtor under section 109 of the Bankruptcy Code, and the Debtor is a proper proponent of the Plan under section 1121(a) of the Bankruptcy Code. This Chapter 11 Case was filed in good faith and not for any improper purpose.

Notice and Solicitation

D. Due, timely, sufficient and adequate notice of the Plan, any modifications of the Plan, the Confirmation Hearing, and the deadlines for voting on, and filing objections to, the Plan has been given to all known holders of Claims and Interests and any other parties-in-interest in accordance with the procedures established by the Disclosure Statement Order, the Bankruptcy Code, the Bankruptcy Rules, the local rules of this Bankruptcy Court and all other applicable laws, rules and regulations.

E. The solicitation by the Debtor of votes to accept or reject the Plan was proposed and conducted in good faith and complied with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, the Disclosure Statement Order, all other applicable provisions of the Bankruptcy Code and all other applicable laws, rules and regulations. The Debtor and its respective directors, officers, agents, affiliates, representatives, attorneys and advisors therefore are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in the Plan.

F. The procedures by which the ballots were distributed to Holders of Claims entitled to vote on the Plan in Class 3 under the Plan and tabulated by the Balloting Agent were fair and properly conducted in accordance with the Bankruptcy Code, the Bankruptcy Rules, the local rules of this Bankruptcy Court, the Disclosure Statement Order and all other applicable laws, rules and regulations.

Voting and Classification

G. Votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules, the Disclosure Statement Order and other Orders of this Court.

H. As evidenced by the *Certification of David Hartie With Respect to the Tabulation of Votes on the Second Amended Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. 372], certifying the method and results of the ballot tabulation, Holders of Claims in Class 3 have accepted the Plan without including any acceptance of the Plan by an insider. No voting Impaired Class of Claims voted to reject the Plan.

The Disclosure Statement Contains Adequate Information

I. The Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code.

The Plan Satisfies the Requirements of the Bankruptcy Code

J. The Plan complies with all applicable provisions of the Bankruptcy Code. 11 U.S.C. § 1129(a)(1).

K. The Plan designates and classifies Claims and Equity Interests. 11 U.S.C. § 1123(a)(1). The classification of Claims and Equity Interests under the Plan complies with section 1122 of the Bankruptcy Code. Each Claim and Equity Interest placed in a particular class pursuant to the Plan is substantially similar to the other Claims or Equity Interests, as the case may be, in such class. A reasonable basis exists for the classifications in the Plan.

L. The Plan specifies each class of Claims or Equity Interests that is not Impaired under the Plan. 11 U.S.C. § 1123(a)(2).

M. The Plan specifies the treatment of each class of Claims and Equity Interests that is Impaired under the Plan. 11 U.S.C. § 1123(a)(3).

N. The Plan provides the same treatment for each Claim or Equity Interest of a particular class, unless the Holder of a particular Claim or Equity Interest has agreed to a less favorable treatment of such particular Claim or Equity Interest. 11 U.S.C. § 1123(a)(4).

O. The Plan provides adequate means for its implementation including, but not limited to: (i) the formation and administration of the Liquidating Trust and (ii) the liquidation of the Debtor's remaining assets, winding up its affairs and making distributions to Holders of Allowed Claims. 11 U.S.C. § 1123(a)(5).

P. Section IV.A. of the Plan provides for the dissolution of the Debtor, and therefore section 1123(a)(6) of the Bankruptcy Code is inapplicable.

Q. The Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code to the extent they may be applicable.

R. The Debtor is not an individual and therefore section 1123(a)(8) of the Bankruptcy Code is inapplicable.

S. Consistent with sections 1123(b)(1) and (b)(2) of the Bankruptcy Code, the Plan impairs or leaves Unimpaired, as the case may be, each Class of Claims, and provides for the rejection of each of the Debtor's executory contracts and unexpired leases which have not been previously assumed or rejected pursuant to section 365 of the Bankruptcy Code by prior order of the Bankruptcy Court, as of the Effective Date of the Plan, and except as otherwise specified in this Confirmation Order.

T. Consistent with section 1123(b)(3) of the Bankruptcy Code, the Plan provides for the Liquidating Trust to, among other things: (i) investigate and, if appropriate, pursue Causes of

Action; (ii) administer and liquidate the Liquidating Trust Assets, (iii) resolve all Disputed Claims and (iv) make all distributions as provided for in the Plan and the Liquidating Trust Agreement.

U. The Debtor has complied with the applicable provisions of the Bankruptcy Code, including, without limitation, the disclosure and solicitation requirements under sections 1125 and 1126 of the Bankruptcy Code. 11 U.S.C. § 1129(a)(2).

V. The Plan has been proposed in good faith and not by any means forbidden by law. 11 U.S.C. § 1129(a)(3). The Plan has been proposed for valid business purposes, to effectuate the liquidation of the Debtor's business assets, to satisfy substantial obligations of the Debtor, and to provide relief under chapter 11 to the Debtor and its Creditors and Equity Interest holders.

W. All payments made or to be made by the Debtor/Liquidating Trustee under the Plan, for services or for costs and expenses in or in connection with this Chapter 11 Case, or in connection with the Plan and incident to this Chapter 11 Case, have been approved by the Court or are subject to the approval of the Court as reasonable. 11 U.S.C. § 1129(a)(4).

X. The Debtor has disclosed that Gilbert Nathan will serve as the Liquidating Trustee under the Plan to administer the Debtor's assets and the Liquidating Trust in accordance with the Liquidating Trust Agreement and the Plan, as applicable. The Debtor has further disclosed that Michael Wyse will serve as the Liquidating Debtor Representative to administer the Retained Assets. 11 U.S.C. § 1129(a)(5).

Y. There is no governmental regulatory commission with jurisdiction over any rates charged by the Debtor, and therefore Section 1129(a)(6) of the Bankruptcy Code is inapplicable.

Z. With respect to each Impaired class of Claims or Equity Interests, each Holder of a Claim or Equity Interest in such class has accepted the Plan or will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is

not less than the amount that such Holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on the Effective Date. 11 U.S.C. § 1129(a)(7).

AA. The requirements of section 1129(a)(8) of the Bankruptcy Code are satisfied with respect to Classes 1, 2 and 3, which have accepted the Plan. Classes 4, 5 and 6 will receive no distribution and retain no property under the Plan, and are deemed to have rejected the Plan. Because the requirements of section 1129(a)(8) are not satisfied with respect to Classes 4, 5 and 6, the Debtor has requested that the Court confirm the Plan under section 1129(b) as to those Classes.

BB. Classes 4, 5 and 6 consist of Subordinated Claims, Equity Interests and Intercompany Claims, respectively. No Class junior to Classes 4, 5 or 6 under the Plan will receive or retain any property under the Plan on account of such junior interest. The Plan does not discriminate unfairly with respect to Holders of Claims and Equity Interests in Classes 4, 5 and 6, and is fair and equitable with respect to these Classes.

CC. The Plan provides for the treatment of Allowed Administrative Claims and Allowed Priority Tax and Non-Tax Claims pursuant to section 507(a) of the Bankruptcy Code in accordance with section 1129(a)(9) of the Bankruptcy Code. 11 U.S.C. § 1129(a)(9)

DD. At least one class of Claims or Equity Interests that is Impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any Insider. 11 U.S.C. § 1129(a)(10).

EE. The Debtor has demonstrated that, on and after the Effective Date, it will have the ability to meet its financial obligations under the Plan and liquidate its remaining assets in accordance with the Plan and the Liquidating Trust Agreement. Confirmation of the Plan is not

likely to be followed by the liquidation or the need for further financial reorganization of the Debtor, except as contemplated by the Plan. 11 U.S.C. § 1129(a)(11).

FF. The Debtor shall timely pay on or before the Effective Date all pre-confirmation quarterly fees owed to the United States Trustee. 11 U.S.C. § 1129(a)(12). The Liquidating Trustee shall also timely pay post-confirmation quarterly fees assessed pursuant to 28 U.S.C. § 1930(a)(6) until such time as the Court enters a final decree closing the case, or enters an order either converting the case to a case under chapter 7 or dismissing the case. After the Effective Date, the Liquidating Trustee shall file with the Court and shall transmit to the United States Trustee a true and correct statement of all disbursements for each quarter, or portion thereof, that the Debtor's case remains open in a format prescribed by the United States Trustee.

GG. The Debtor does not have obligations for the payment of retiree benefits, making section 1129(a)(13) of the Bankruptcy Code inapplicable. 11 U.S.C. § 1129(a)(13).

HH. The Debtor is not required to pay any domestic support obligations pursuant to either order or statute, making section 1129(a)(14) of the Bankruptcy Code inapplicable. 11 U.S.C. § 1129(a)(14).

II. The Debtor in this Chapter 11 Case is not an individual debtor pursuant to the Bankruptcy Code, making section 1129(a)(15) of the Bankruptcy Code inapplicable. 11 U.S.C. § 1129(a)(15).

JJ. The Debtor is either a moneyed, business or commercial corporation, limited liability company or limited partnership making section 1129(a)(16) of the Bankruptcy Code inapplicable. 11 U.S.C. §1129(a)(16).

KK. The Plan filed by the Debtor is the only plan that has been filed in this Chapter 11 Case and satisfies the requirements of subsections (a) and (b) of section 1129 of the Bankruptcy Code.

LL. The modifications and clarifications made herein to the Plan do not adversely change the treatment of any Claim of any Creditor or the interest of any Equity Interest Holder who has not accepted the modification.

MM. The primary purpose of the Plan is not avoidance of taxes or avoidance of the requirements of Section 5 of the Securities Act of 1933, as amended.

Accordingly, it is hereby **ORDERED THAT**:

Approval of the Disclosure Statement

1. The Disclosure Statement is APPROVED on a final basis as containing adequate information pursuant to Bankruptcy Code section 1125.

Confirmation of the Plan

2. The Plan, a copy of which is attached hereto as **Exhibit 1**, as modified herein, is confirmed in all respects, regardless of whether specific reference is made herein to a particular article, paragraph, exhibit or provision of the Plan. The terms of the Plan are incorporated by reference into, and are an integral part of, this Order.

3. The Plan's classification scheme is APPROVED. The treatment of all Claims and Equity Interests as provided in the Plan is APPROVED. All Claims and Equity Interests are therefore classified and treated as set forth in the Plan.

4. Except as otherwise set forth herein, the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative and the Liquidating Trustee are authorized and directed to implement the Plan in accordance with the terms thereof and to take any and all actions

contemplated to be taken under the Plan. The Liquidating Trustee is authorized to act on behalf of the Liquidating Trust. The Liquidating Debtor Representative is authorized to act on behalf of the Liquidating Debtor.

5. Confirmation of the Plan has the effect outlined in Article IX of the Plan, which is consistent with Bankruptcy Code sections 105, 524, 1123, 1129, and 1141. The discharges, protections and injunctions in the Plan are APPROVED and shall become effective as of the Effective Date without any further action by this Court or any Entity.

6. The provisions of the Plan and this Order are binding on the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative, the Liquidating Trustee and any Holder of a Claim or Equity Interest, whether or not the Claim or Equity Interest is Impaired under the Plan and whether or not the Holder of such Claim or Equity Interest has accepted the Plan.

7. All objections to confirmation of the Plan and all statements and reservations of rights with respect to the Plan that have not been withdrawn prior to the entry of this Order or that are not cured by the relief granted herein are overruled in all respects. All withdrawn objections are deemed withdrawn with prejudice.

8. The Distribution Record Date under the Plan shall be the Effective Date. On the Effective Date, the Liquidating Debtor, the Liquidating Debtor Representative and the Liquidating Trustee are authorized to consummate the Plan and the transactions contemplated thereby.

The Liquidating Trust and Liquidating Debtor

9. On the Effective Date, the Liquidating Trust shall be created. The Liquidating Trust shall be governed by the Liquidating Trust Agreement, the Plan and this Order. The terms of the employment of the Liquidating Trustee are set forth in the Liquidating Trust Agreement. On the Effective Date, the Liquidating Trust Assets shall vest in the Liquidating Trust free and clear of

all Claims, Equity Interests, liens, charges or other encumbrances, except as set forth in the Plan. The Liquidating Trust's receipt of transferred privileges shall be without waiver in recognition of the joint and/or successorship interest in prosecuting claims on behalf of Debtor's Estate.

10. On the Effective Date, the Retained Assets, including the D&O Policies, will vest in the Liquidating Debtor free and clear of all Claims, Equity Interests, liens, charges or other encumbrances. For so long as any Retained Assets exist, the Liquidating Debtor will continue to exist and be subject to the supervision of the Bankruptcy Court. On the Effective Date, the Liquidating Debtor Representative will be appointed the sole shareholder, member, director and officer of the Liquidating Debtor. The Liquidating Debtor Representative is authorized, without the need for any further action or formality which might otherwise be required under applicable non-bankruptcy laws, to: (a) subject to paragraph 13 hereof, dissolve the Liquidating Debtor or to merge the Liquidating Debtor into the Liquidating Trust, and (b) to receive compensation and employ and compensate professionals; provided, however, that any such compensation shall be made either out of the Liquidating Debtor Funds, or to the extent there is available insurance that provides coverage, out of insurance proceeds.

11. On the Effective Date or as soon as practicable thereafter, the Liquidating Debtor Representative or the Liquidating Trustee, as applicable, shall consummate, pursuant to section 1123(a)(5)(D) of the Bankruptcy Code, all remaining transactions and sales of property, if any, without further application to this Bankruptcy Court for approval.

12. On the Effective Date, any provision in the organizational documents (as the same may be amended or restated from time to time) of the Debtor requiring dissolution, liquidation, or withdrawal of a member upon insolvency, bankruptcy or the filing of this Chapter 11 Case: (a) is deemed waived and of no further force and effect, and (b) any action taken to prevent or revoke

such potential dissolution or liquidation by the Debtor or Liquidating Debtor is ratified and deemed effective to prevent such dissolution or liquidation and the Debtor or Liquidating Debtor shall continue its existence regardless of any such provision.

13. Notwithstanding anything contained in the Plan or this Order to the contrary, pursuant to section 7.18 of the Zedd Purchase and Sale Agreement, the Debtor shall maintain its corporate existence until such time as the Perupetro Guarantee Approval (as defined in the Zedd Purchase and Sale Agreement) has been obtained.

14. All transfers of Liquidating Trust Assets by the Debtor (a) to the Liquidating Trust: (i) are or shall be legal, valid, and effective transfers of property, (ii) vest or shall vest the Liquidating Trust with good title to such property free and clear of all liens, charges, claims, encumbrances or interests, except as expressly provided in the Plan or this Order, (iii) do not and shall not constitute voidable transfers under the Bankruptcy Code or under applicable non-bankruptcy law, (iv) shall be exempt from any transfer, sales, stamp or other similar Tax (which exemption shall also apply to the transfers by the Liquidating Trust) and (v) do not and shall not subject the Liquidating Trustee or Holders of Claims to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including, without limitation, any laws affecting successor or transferee liability and (b) to Holders are for good consideration and value.

Executory Contracts and Unexpired Leases

15. Any executory contract or unexpired lease which has not expired by its own terms on or prior to the Effective Date, which has not been assumed, assumed and assigned, or rejected with the approval of the Bankruptcy Court, or which the Debtor has obtained the authority to reject but has not rejected as of the Effective Date, or which is not the subject of a motion to assume the

same pending as of the Effective Date, shall be deemed rejected by the Debtor on the Confirmation Date, and the entry of this Order by the Bankruptcy Court shall constitute approval of such rejection pursuant to sections 365(e) and 1123(b)(2) of the Bankruptcy Code.

16. Each assumed executory contract shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such contract or lease and (b) all contracts or leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem related to such premises.

17. Proofs of Claim for any Claim arising out of the rejection of an executory contract or an unexpired lease pursuant to the Plan shall be Filed with the Clerk of the Bankruptcy Court and served upon the Liquidating Trust no later than thirty (30) days after notice of the occurrence of the Confirmation Date has been served. Any such Claims covered by the preceding sentence not Filed within such time shall be forever barred from assertion against the Debtor, its Estate, the Liquidating Debtor, the Liquidating Trust, and/or their respective properties and interests.

Retention of Jurisdiction

18. Notwithstanding the entry of this Order and the occurrence of the Effective Date, the Court shall retain jurisdiction as is legally permissible over all matters arising in, arising under or related to this Chapter 11 Case and the Plan: (a) as provided for in Article X of the Plan; (b) as provided for in this Order; and (c) for the purposes set forth in sections 1127 and 1142 of the Bankruptcy Code.

19. If the Court abstains from exercising or declines to exercise jurisdiction over any matter arising under, arising in or related to this Chapter 11 Case, including with respect to the matters set forth in Article X of the Plan, Article X of the Plan shall not prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such subject matter.

Settlements, Releases and Injunctions

20. Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019 and in consideration for the classification, distributions, releases, and other benefits provided pursuant to the Plan, on the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims, Equity Interests, and controversies related to the Plan or relating to the contractual, legal, and subordination rights that a Holder of a Claim or Equity Interest may have with respect to any Claim or Equity Interest, or any Distribution to be made on account of such Claim or Equity Interest. The entry of this Order shall constitute the Bankruptcy Court's approval of the compromise or settlement of all such Claims, Equity Interests, and controversies, as well as a finding by the Bankruptcy Court that such compromise or settlement is in the best interests of the Debtor, its Estate, and Holders of Claims and Equity Interests and is fair, equitable, and reasonable. In accordance with the provisions of the Plan and the Liquidating Trust Agreement, pursuant to Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, after the Effective Date, the Liquidating Trustee may compromise and settle all Claims against the Debtor and its Estate and Causes of Action against other Entities.

21. The entry of this Order will operate as a general resolution with prejudice, as of the Effective Date, of all pending legal proceedings, if any, against the Debtor and its assets and

properties and any proceedings not yet instituted against the Debtor or its assets and properties, except as otherwise provided in the Plan or this Order. Except as otherwise expressly provided in the Plan or this Order, all Persons who have held, hold, or may hold Claims against the Debtor are permanently enjoined on and after the Effective Date from: (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative, or their property, or the Liquidating Trust or the Liquidating Trustee, with respect to any such Claim, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order with respect to any such Claim against the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative, or their property, or the Liquidating Trust or the Liquidating Trustee, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative, or their property, or the Liquidating Trust or the Liquidating Trustee, with respect to such Claim, (d) asserting any right of subrogation of any kind against any obligation due to the Debtor, the Liquidating Debtor, the Liquidating Debtor Representative, or the property of the Debtor, the Estate, the Liquidating Debtor, or the Liquidating Debtor Representative with respect to any such Claim and (e) asserting any right of setoff or recoupment against the Debtor, the Estate, the Liquidating Debtor, or the Liquidating Debtor Representative except as specifically permitted by section 553 of the Bankruptcy Code. Unless otherwise provided in the Plan or this Order, or by order of the Bankruptcy Court, all injunctions or automatic stays provided for in this case pursuant to section 105, if any, or section 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date will remain in full force and effect until the Effective Date.

22. In accordance with section 1123(b) of the Bankruptcy Code, and except where such causes of action have been expressly released, the Liquidating Trustee or the Liquidating Debtor

Representative, as applicable, pursuant to the terms of the Plan, shall retain and may enforce all rights to assert, commence and pursue, as appropriate, any and all Causes of Action or Coverage Claims, whether arising before or after the Petition Date, including any actions specifically enumerated in any supplemental documents, and their rights to commence, prosecute, or settle such Causes of Action or Coverage Claims shall be preserved notwithstanding the occurrence of the Effective Date. The Liquidating Trustee may pursue the Causes of Action, as appropriate, in accordance with the best interests of the Beneficiaries and pursuant to the terms of the Liquidating Trust Agreement. No Entity may rely on the absence of a specific reference in the Plan or the Disclosure Statement to any Cause of Action or Coverage Claim against them as any indication that the Debtor, the Liquidating Trustee or the Liquidating Debtor Representative, as applicable, will not pursue any and all available Causes of Action or Coverage Claim against such Entity. Except with respect to causes of action as to which the Debtor has released any Entity on or prior to the Effective Date, the Debtor, the Liquidating Trustee or the Liquidating Debtor Representative, as applicable, expressly reserve all rights to assert or prosecute any and all Causes of Action or Coverage Claims, against any Entity, except as otherwise expressly provided in the Plan. Unless any Cause of Action or Coverage Claim against an Entity is expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Bankruptcy Court order, the Liquidating Trustee or the Liquidating Debtor Representative, as applicable, expressly reserves all Causes of Action and Coverage Claims, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppels (judicial, equitable or otherwise), or laches, shall apply to such Causes of Action or Coverage Claims upon, after, or as a consequence of the Confirmation or Consummation.

23. As of the Effective Date, the Debtor, its Estate, the Liquidating Debtor and the Liquidating Trust will be deemed to forever release, waive, and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, and liabilities whether direct or derivative, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise that are based in whole or in part on any act, omission, transaction, event, or other occurrence taking place on or prior to the Effective Date based on, or in any way relating to, the Debtor and its Remaining Subsidiaries, the conduct of the business of the Debtor and its non-Debtor subsidiaries, prepetition or postpetition purchase, sale, or rescission of the purchase or sale of any debt or security of the Debtor, the Sale Transactions, the Bankruptcy Case, the Plan and any related agreements (including the Plan Supplement), or the Disclosure Statement, that could have been asserted at any time, past, present, or future, by or on behalf of the Debtor, its Estate, the Liquidating Debtor, or the Liquidating Trust against: (a) any parent, subsidiary, successor, heir, executor and assign, accountant and other professional or representative when acting in any such capacity, excluding Netherland, Sewell & Associates, Inc., (b) any current and former investment banker, excluding Raymond James Financial, Inc. and its subsidiaries, financial advisor, restructuring advisor or attorney of the Debtor or the professionals employed by the Debtor's Board of Directors (including the Special Committee of the Board of Directors), in its capacity as such, and (c) the Committee, and each member, financial advisor, and attorney of the Committee, in its capacity as such; provided, however, that the foregoing shall not affect the liability or release of any Person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted fraud, willful misconduct, gross negligence, bad faith, self-dealing or breach of the duty of loyalty. For the avoidance of doubt,

nothing contained in this section shall be deemed to release any Covered Person before the Petition Date and such Covered Persons shall be exculpated only to the extent provided for in Section IX.E.2 of the Plan.

24. Pursuant to the Plan, the Exculpated Parties shall neither have, nor incur, any liability to any Entity for any act taken or omitted to be taken in connection with, relating to, or arising out of, the Bankruptcy Case, formulating, negotiating, soliciting, preparing, disseminating, implementing, confirming, or effecting the Consummation of the Plan, the Disclosure Statement, the Plan Supplement, the administration of the Plan or the property to be distributed under the Plan or related to the issuance, distribution, and/or sale of any security, or any contract, instrument, release, or other agreement or document created or entered into in connection with the Plan through and including the Effective Date; provided, however, that the foregoing shall not affect the liability of any Person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted fraud, willful misconduct or gross negligence.

25. Pursuant to the Plan, Covered Persons shall neither have, nor incur, any liability to any Entity for any act taken or omitted to be taken in connection with, relating to, or arising out of, (a) payments made pursuant to an order of the Bankruptcy Court, and (b) formulating, negotiating, soliciting, preparing, disseminating, implementing, confirming, or effecting the Consummation of the Plan, the Disclosure Statement, the Plan Supplement, the administration of the Plan or the property to be distributed under the Plan or related to the issuance, distribution, and/or sale of any security, or any contract, instrument, release, or other agreement or document created or entered into in connection with the Plan through and including the Effective Date; provided, however, that the foregoing shall not affect the liability of any Person that otherwise

would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted fraud, willful misconduct or gross negligence.

Miscellaneous

26. The terms and provisions of the Plan and any other documents filed in connection with the Plan and/or executed or to be executed in connection with the transactions contemplated by the Plan, and all amendments, supplements and modifications thereof, are expressly incorporated into, and form an integral part of, this Order. Failure specifically to include or refer to particular sections or provisions of the Plan or any related agreement in this Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Bankruptcy Court that the Plan be confirmed and such related agreements be approved in their entirety.

27. The Debtor, with the consent of the Committee, which shall not be unreasonably withheld, reserves the right to alter, amend or modify the Plan pursuant to its terms and pursuant to section 1127 of the Bankruptcy Code at any time prior to the substantial consummation of the Plan, so long as the treatment of Holders of Claims against or Equity Interests in the Debtor under the Plan is not materially adversely affected, institute proceedings in Bankruptcy Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, or this Order, and any other matters as may be necessary to carry out the purposes and effects of the Plan; provided, however, notice of such proceedings shall be served in accordance with Bankruptcy Rule 2002 or as otherwise ordered by the Bankruptcy Court.

28. On and after the Effective Date, the Liquidating Trustee or the Liquidating Debtor, with the consent of the Liquidating Trustee, may, upon order of the Bankruptcy Court, amend or modify the Plan, or remedy any defect or omission or reconcile any inconsistency in the Plan in

such manner as may be necessary to carry out the purpose and intent of the Plan; provided, however, that such amendment, modification, remedy or reconciliation does not materially and adversely affect the treatment of Holders of Claims against or Equity Interests in the Debtor under the Plan including the Distribution of Liquidating Trust Interests thereunder.

29. Pursuant to section 1146 of the Bankruptcy Code, any transfers of property pursuant to the Plan shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar Tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar Tax in the United States. State and local governmental officials or agents shall forego the collection of any such Tax and accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such Tax.

30. Pursuant to sections 1123(a), 1141(a) and 1142 of the Bankruptcy Code and the provisions of this Order, the Plan and all Plan-related documents (including, but not limited to, the Plan Supplement documents) shall be, and hereby are, valid, binding and enforceable notwithstanding any otherwise applicable non-bankruptcy law.

31. The Debtor, the Liquidating Debtor, the Liquidating Debtor Representative and the Liquidating Trust, as applicable, are authorized to take or cause to be taken all corporate actions necessary or appropriate to implement all provisions of, and to consummate, the Plan and any documents contemplated to be executed therewith, prior to, on and after the Effective Date, and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court without further approval, act or action under any applicable law, order rule or regulation.

32. The Liquidating Trustee, on behalf of the Liquidating Trust, and the Liquidating Debtor Representative, on behalf of the Liquidating Debtor, are authorized pursuant to section

1142(b) of the Bankruptcy Code to: (i) take all action which requires the approval of this Court to effect the Plan; and (ii) issue, execute, deliver, file or record any documents, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan, and the matters contemplated by this Order, in accordance with their respective terms, whether or not specifically referred to in the Plan or any exhibit thereto and without further application to or order of this Court.

33. To the extent that any payments authorized under the *Order (I) Authorizing and Approving Key Employee Plans and (II) Authorizing Payment of Severance Claims* [Dkt. No. 268] remain unpaid as of the Effective Date, such payments shall be made by the Liquidating Trustee. Any such payments shall be made no later than March 31, 2016, regardless of whether the triggering events for such payments have occurred by such date.

34. Harris County will retain all liens securing any allowed claim of Harris County for unpaid 2015 ad valorem taxes owed by the Debtor (the "Harris County Tax Claim") until the Harris County Tax Claim has been paid in full. In the event the Harris County Tax Claim is not timely paid, the Harris County Tax Claim shall accrue statutory interest at the rate set forth under applicable Texas law.

35. The provisions of this Order are integrated with each other and are nonseverable and mutually dependent.

36. To the extent of any inconsistency between the terms of the Plan and this Order, the terms of this Order shall govern.

37. This Order is hereby declared to be in recordable form, and shall be accepted by any recording officer for filing and recording purposes without further or additional orders, certifications, or other supporting documents.

38. The Debtor shall serve notice of the entry of this Order pursuant to Bankruptcy Rule 2002(f)(7) on all creditors within three (3) business days after entry of this Order. Following the Effective Date of the Plan, notice of the occurrence of the Effective Date shall be served on all creditors and shall be published in the *Houston Chronicle*. The notices of entry of this Order and the Effective Date shall also be posted on Kurtzman Carson Consultant LLC's dedicated website related to the Debtor's Chapter 11 Case at http://www.kccllc.net/bpz. The foregoing methods of notice are adequate under the particular circumstances and no other or further notice shall be necessary or required.

39. On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101(2) and 1127(b) of the Bankruptcy Code.

40. Notwithstanding Bankruptcy Rule 3020(e) or otherwise, this Order shall be effective and enforceable immediately upon its entry.

Dated:
11-12-2015

DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

Second Amended Plan of Liquidation